Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Julian Sluyters, certify that:


1. I have reviewed this report, filed on behalf of Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund, a series of Scudder International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





January 4, 2005                                   /s/Julian Sluyters
                                                  Julian Sluyters
                                                  Chief Executive Officer
                                                  Scudder Emerging Markets
                                                  Growth Fund, Scudder Greater
                                                  Europe Growth Fund, Scudder
                                                  Latin America Fund, Scudder
                                                  Pacific Opportunities Fund, a
                                                  series of Scudder
                                                  International Fund, Inc.


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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group








Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Paul Schubert, certify that:


1. I have reviewed this report, filed on behalf of Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund, a series of Scudder International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





January 4, 2005                                  /s/Paul Schubert
                                                 Paul Schubert
                                                 Chief Financial Officer
                                                 Scudder Emerging Markets
                                                 Growth Fund, Scudder Greater
                                                 Europe Growth Fund, Scudder
                                                 Latin America Fund, Scudder
                                                 Pacific Opportunities Fund, a
                                                 series of Scudder
                                                 International Fund, Inc.